UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

Premier Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	0-26850	34-1803915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Clinton Street
Defiance, Ohio	43512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 785-8700

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 25, 2024, Premier Financial Corp. (the “Company” or “Premier”), Premier Bank, WesBanco, Inc., (“WesBanco”) and WesBanco Bank, Inc. (“WesBanco Bank”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Premier with and into the WesBanco (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement. As a result of the Merger, the separate corporate existence of Premier will cease, and WesBanco will continue as the surviving corporation in the Merger. The Merger Agreement also provides that, immediately following the completion of the Merger, Premier Bank, an Ohio state-chartered bank and a wholly-owned subsidiary of Premier, will merge with and into WesBanco Bank, a West Virginia banking corporation and a wholly-owned subsidiary of WesBanco (the “Bank Merger”), with WesBanco Bank continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously authorized and approved by the respective Boards of Directors of each of Premier, Premier Bank, WesBanco, and WesBanco Bank.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Premier shareholders will have the right to receive 0.80 of a share of WesBanco’s common stock for each share of Premier common stock. The exchange ratio is subject to customary anti-dilution adjustments in the event of reorganizations, stock splits, stock dividends, and similar transactions involving WesBanco’s common stock. In addition, subject to certain contingencies set forth in the Merger Agreement, in the event that Premier does not declare and pay all or any portion of a regular quarterly dividend of $0.31 per share of Premier common stock by reason of Premier’s failure to obtain regulatory non-objection, consent or approval of such quarterly dividend or a related dividend from Premier Bank to Premier, WesBanco will make a cash payment to Premier’s shareholders at the closing of the Merger on a dollar-for-dollar basis in an amount equal to the total amount of all such foregone dividends, assuming that the number of shares of Premier’s common stock outstanding for each foregone dividend is equal to the number of shares of Premier’s common stock outstanding at the effective time of the Merger.

The Merger Agreement contains customary representations and warranties from both Premier and WesBanco, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, each party’s obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger, which includes its non-solicitation obligations relating to alternative acquisition proposals (in the case of Premier) or the Merger Agreement and issuance of common stock in connection with the Merger (in the case of WesBanco). The Merger Agreement contains certain termination rights for both Premier and WesBanco and further provides that, upon termination of the Merger Agreement under certain circumstances, Premier may be obligated to pay WesBanco a termination fee of $37.0 million.

At the effective time of the Merger, four members of Premier’s current Board of Directors will be appointed to the respective Boards of Directors of WesBanco and WesBanco Bank.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement and the issuance of shares of WesBanco’s common stock in connection with the Merger by WesBanco’s shareholders, approval of the Merger by the shareholders of Premier and the receipt of all required regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations, and (3) the receipt by such party of an opinion from its counsel to the effect that the Merger and the Bank Merger will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The foregoing summary of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement.

Treatment of Premier Equity Awards

At the effective time of the Merger, each outstanding and unexercised Net Option Share granted by Premier to purchase shares of Premier common stock, whether vested or unvested, will be generally be cancelled and terminated and converted into the right to receive a cash payment equal to the product of the exchange ratio of 0.80 multiplied by the Average Closing Price. “Net Option Share” means the product of (x) such number of shares of Premier common stock underlying the option multiplied by (y) the amount by which the volume weighted average trading price of WesBanco’s common stock during the twenty trading day period ending on the later (the “Average Closing Price”) of (i) the first date on which all necessary bank regulatory approvals or non-objections have been received (disregarding any waiting period) or (ii) the date on which Premier’s shareholders approve the Merger Agreement, exceeds the exercise price per share of such option, divided by (z) such Average Closing Price.

Immediately prior to the effective time of the Merger, (i) each equity award of Premier subject to time-based vesting or other time-based lapse restriction, other than Premier’s outstanding stock options, that is unvested and outstanding, will vest and be cancelled and converted into the right to receive the merger consideration for each share of Premier common stock underlying such equity award, less applicable tax withholdings and (ii) each equity award of Premier subject to a performance-based vesting condition, other than Premier’s outstanding stock options, that is unvested and outstanding, will generally vest with any performance-based vesting condition vesting at actual performance for the first half of 2024 and target level for the remaining performance period, and in each case be cancelled and converted into the right to receive the merger consideration for each share of Premier common stock underlying such equity award, less applicable tax withholdings.

Voting Agreements

As a condition to WesBanco’s willingness to enter into the Merger Agreement, all of the directors of Premier have entered into voting agreements (each, a “Voting Agreement”) with WesBanco pursuant to which they have agreed to vote their shares in favor of the Merger. A form of the Voting Agreement is attached as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

WesBanco has entered into securities purchase agreements with investors to raise capital to support the Merger. In aggregate, $200 million of WesBanco common stock will be issued. The capital raise is expected to close on August 1, 2024. Upon completion of the Merger, the shares issued to Premier are expected to comprise 30% of the outstanding shares of the combined company, the shares issued in the capital raise are expected to represent 8% of the combined company, and 62% to be held by legacy WesBanco shareholders.

On July 26, 2024, Premier and WesBanco issued a press release announcing the signing of the Merger Agreement and WesBanco’s capital raise. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement

The Merger Agreement and form of Voting Agreement attached thereto (collectively, the “Subject Agreements”) have been included in this report to provide investors with information regarding their terms. Except for the status of the Subject Agreements as the contractual documents that establish and govern the respective legal relations among the parties thereto with respect to the transactions described in this report, the Subject Agreements are not intended to be sources of factual, business or operational information about the parties thereto.

The representations, warranties, covenants and agreements made by the parties to the Subject Agreements are made as of specific dates and are qualified and limited, including with respect to the Merger Agreement by information in disclosure schedules that the parties exchanged in connection with the execution of such Merger Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. Representations and warranties may be used as a tool to allocate risks between the parties to the Subject Agreements, including where the parties do not have complete knowledge of all facts. Accordingly, the Subject Agreements are included with this filing only to provide investors with information regarding the terms of the Subject Agreements, and not to provide investors with any other factual information regarding WesBanco, Premier, their respective affiliates or their respective businesses. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in Premier’s public disclosures. The Subject Agreements should not be read alone, but should instead be read in conjunction with the other information regarding WesBanco, Premier, their respective affiliates or their respective businesses, the Subject Agreements and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that WesBanco will file that will include a joint proxy statement of Premier and WesBanco and a prospectus of WesBanco, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Premier and WesBanco make with the SEC.

Forward-Looking Statements

This document and its exhibits may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements may include, but are not limited to, statements regarding projections, forecasts, goals and plans of Premier and its management, and include statements related to the expected timing, completion and benefits of the proposed Merger with WesBanco, future movements of interest rates, loan or deposit production levels, future credit quality ratios, future strength in the market area, and growth projections. These statements do not describe historical or current facts and may be identified by words such as “intend,” “intent,” “believe,” “expect,” “estimate,” “target,” “plan,” “anticipate,” or similar words or phrases, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” “can,” or similar verbs. There can be no assurances that the forward-looking statements included in this document will prove to be accurate. In light of the significant uncertainties in the forward-looking statements, the inclusion of such information should not be regarded as a representation by Premier or any other persons, that our objectives and plans will be achieved, including with respect to the Merger. Forward-looking statements involve numerous risks and uncertainties, any one or more of which could affect Premier’s business and financial results in future periods and could cause actual results to differ materially from plans and projections. Factors that could cause or contribute to such differences include, but are not limited to, (1) the businesses of Premier and WesBanco may not be integrated successfully or such integration may take longer to accomplish than expected, (2) the expected cost savings and any revenue synergies from the proposed Merger may not be fully realized within the expected timeframes, (3) disruption from the proposed Merger may make it more difficult to maintain relationships with customers, associates, or suppliers, (4) the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule, (5) Premier’s shareholders and/or WesBanco’s shareholders may not approve the proposed Merger and the Merger Agreement, and WesBanco’s shareholders may not approve the issuance of shares of WesBanco common stock in the proposed Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of Premier), “Forward-Looking Statements” (in the case of WesBanco), and “Risk Factors” in Premier’s and WesBanco’s Annual Reports on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by Premier and WesBanco with the SEC. These risks and uncertainties include other risks and uncertainties detailed from time to time in our Securities and Exchange Commission (SEC) filings, including our Annual Report on Form 10-K for the year ended December 31, 2023 and any further amendments thereto. All forward-looking statements made in this document are based on information presently available to the management of Premier and speak only as of the date on which they are made. Neither Premier or WesBanco assume any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law. Accordingly, subsequent events could occur that may cause Premier to update its critical accounting estimates and to revise its financial information from that which is contained in this news release.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, WesBanco will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Premier and WesBanco and a prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF PREMIER, SHAREHOLDERS OF WESBANCO AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus will be mailed to shareholders of Premier and shareholders of WesBanco prior to the respective shareholder meetings, which have not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Joint Proxy Statements/Prospectus, and other related documents are filed by WesBanco or Premier with the SEC, they may be obtained for free at the SEC’s website at www.sec.gov, and from either WesBanco’s or Premier’s website at www.wesbanco.com or www.premierfincorp.com, respectively.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Participants in the Solicitation

Premier and WesBanco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the respective shareholders of Premier and WesBanco in connection with the proposed Merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2024 annual meeting of shareholders, as filed with the SEC on March 13, 2024. Information about the directors and executive officers of Premier is set forth in the proxy statement for Premier’s 2024 annual meeting of shareholders, as filed with the SEC on March 18, 2024. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of the respective shareholders of Premier or WesBanco in connection with the proposed Merger will be included in the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, Premier or WesBanco using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. THE RESPECTIVE SHAREHOLDERS OF PREMIER AND WESBANCO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1	Agreement and Plan of Merger, dated July 25, 2024, by and among Premier Financial Corp., Premier Bank, WesBanco, Inc. and WesBanco Bank, Inc.*

99.1	Joint Press Release issued by Premier Financial Corp. and WesBanco, dated July 26, 2024, announcing the execution of the Agreement and Plan of Merger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. Premier hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL CORP.

Date:	July 26, 2024	By:	/s/ Paul D. Nungester
Paul D. Nungester Chief Financial Officer